Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Oculus Innovative Sciences, Inc., a California corporation (the “Company”), do hereby certify, to such officers’ knowledge, that:
The Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Hojabr Alimi
Hojabr Alimi
Chief Executive Officer
Date: November 13, 2008
	By:	/s/ Robert Miller
Robert Miller
Chief Financial Officer
Date: November 13, 2008